UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2022

Palisade Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33672	52-2007292
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5800 Armada Drive, Suite 210 Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering of Shares

On May 6, 2022, Palisade Bio, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional and accredited investors (the “Purchasers”), pursuant to which the Company agreed to sell and issue, in a registered direct offering, an aggregate of 3,646,690 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price per share of $0.55, for aggregate gross proceeds to the Company of approximately $2.0 million, before deducting fees payable to the placement agent and other estimated offering expenses payable by the Company (the “Registered Offering”). The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2022, as amended, and was declared effective on April 26, 2022 (File No. 333-263705) (the “Registration Statement”) and a prospectus supplement thereunder.

The Purchase Agreements contain customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreements were made only for the purposes of such agreement and as of the specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

Concurrent Private Placement

Pursuant to the Purchase Agreements, in a concurrent private placement, the Company has also agreed to sell and issue to the Purchasers warrants (the “Purchase Warrants”) to purchase up to 3,646,690 shares of Common Stock at an exercise price of $0.7105 per share, the closing bid price of our Common Stock on May 5, 2022 (the “Concurrent Private Placement”). The Purchase Warrants are not exercisable until six months following the date of issuance and expire five and a half years from the date of issuance.

The Registered Offering and the Concurrent Private Placement (together, the “Hybrid Offering”) are expected to close on or about May 10, 2022, subject to customary closing conditions.

The Purchase Warrants and the shares of Common Stock issuable upon exercise of the Purchase Warrants (the “Purchase Warrant Shares”) have not been registered under the Securities Act pursuant to the Registration Statement and are instead being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and Rule 506(b) promulgated thereunder. In connection with each Purchaser’s execution of a Purchase Agreement, each such Purchaser represented to the Company that it is either an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), (a)(8), (a)(9), (a)(12) or (a)(13) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act, among other items.

Pursuant to the Purchase Agreements, the Company agreed to file a registration statement on Form S-3 within 45 days of the closing of the Hybrid Offering providing for the resale by holders of Purchase Warrant Shares and to use commercially reasonable efforts to cause such registration to become effective within 181 days following the closing of the Hybrid Offering and to keep such registration statement effective at all times until such date that no Purchaser owns any Purchase Warrants or Purchase Warrant Shares.

The closing of the Hybrid Offering is subject to satisfaction of customary closing conditions set forth in the Purchase Agreements and is expected to occur on or about May 10, 2022. The representations, warranties and covenants contained in the Purchase Agreements were made solely for the benefit of the parties to the Purchase Agreements. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreements and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Purchase Agreements are filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreements, which subsequent information may or may not be fully reflected in public disclosures.

The foregoing descriptions of the Purchase Agreements and the Purchase Warrants are not complete and are qualified in their entireties by reference to the full text of the Purchase Agreements and, the Purchase Warrants copies of which are filed herewith as Exhibits 10.1 and 4.1 respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K to the extent required by this Item 3.02 is incorporated herein by reference.

Item 8.01	Other Events

On May 6, 2022, the Company issued a press release announcing the various transactions described herein. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant

10.1*	Form of Securities Purchase Agreement, dated May 6, 2022, by and among the Company and the purchasers named therein

99.1	Press Release dated May 6, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Palisade Bio, Inc.

Date: May 6, 2022	By:	/s/ Thomas M. Hallam, Ph.D.
Thomas M. Hallam, Ph.D.
Chief Executive Officer